UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 10, 2013

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
---------------	----------------	-------------------
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, Michigan 28091
___________________________________________________

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On January 4, 2013, our auditor, Silberstein Ungar, PLLC, notified us that it is resigning immediately as our auditor for our fiscal year ended September 30, 2012 due to our non-payment of fees owed to Silberstein Ungar, PLLC.  Silberstein Ungar, PLLC has not provided us with an adverse or qualified opinion relating to our financial statements nor has Silberstein Ungar, PLLC informed us that our financial statements were not prepared in conformity with generally accepted accounting principles.  There are no disagreements between our management and Silberstein Ungar, PLLC relating to our financial statements, accounting principles or practices.

The resignation of Silberstein Ungar, PLLC did not express any view that:

o the necessary internal controls to prepare reliable financial statements do not exist,

o Silberstein Ungar, PLLC can no longer rely on management’s representations or is unwilling to be associated with the financial statements prepared by management,

o Silberstein Ungar, PLLC believed it should further investigate a matter or significantly expand the scope of its audit, and the auditor did not do so, or

o Silberstein Ungar, PLLC has found new information that materially impacts the fairness or reliability of current or prior financial statements, and the issue has not been resolved to the auditor’s satisfaction.

Silberstein Ungar’s resignation is attached as an Exhibit to this Current Report.

ITEM 8.01 OTHER EVENTS

Because an audit of our financial statements for the fiscal year ended September 30, 2012 has not yet commenced, we will not be able to timely file our Form 10-K.  The filing date for our Form 10-K had been previously extended to January 14, 2013 as a result of our filing Form 12b-25 with the Commission on December 19, 2012.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.7           Silberstein Ungar, PLLC resignation letter
10.8           Letter of review of Form 8-K by Silberstein Ungar, PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  January 10, 2013                                                     By:  /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary

[LETTERHEAD OF SILBERSTEIN UNGAR, PLLC]

January 8, 2013

Daniel Iannotti
VP, General Counsel & Secretary
Ecology Coatings, Inc.
24663 Mound Road
Warren, MI  48091

Re:  Our Review of Form 8-K

Dear Dan:

This is to confirm that we have reviewed Ecology’s Form 8-K concerning our resignation and have no disagreements with the content or filing of the Form 8-K.

Very truly yours,

/s/ Silberstein Ungar, PLLC